SEGALL BRYANT & HAMILL WORKPLACE EQUALITY FUND Retail Class: WEQRX; Institutional Class: WEQIX

Summary Prospectus	May 1, 2023

Before you invest, you may want to review the Segall Bryant & Hamill Workplace Equality Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2023, along with the Fund’s most recent annual report dated December 31, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		None
Other Expenses		0.80%		0.65%
Shareholder service fee(1)	0.25%		0.10%
All other expenses	0.55%		0.55%
Total Annual Fund Operating Expenses		1.45%		1.30%
Fee Waivers and/or Expense Reimbursements		(0.56)%(2)		(0.56)%(2)
Total Annual Fund Operations Expenses
After Fee Waivers and/or Expense Reimbursements		0.89%(2)		0.74%(2)

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)	Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2024, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% and 0.74% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

SEGALL BRYANT & HAMILL WORKPLACE EQUALITY FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$91	$404	$739	$1,687
Institutional Class	$76	$357	$659	$1,519

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests primarily in companies with greater than $1 billion in market capitalization. The portfolio management team considers a candidate company’s workplace equality practices and inclusionary hiring and promotion policies because they believe these traits can enhance a company’s growth trajectory and long-term financial success.

●	Under normal circumstances, the Fund invests at least 80% of its net assets in companies that meet the quantitative and qualitative screening criteria of the Adviser’s proprietary workplace equality screen (the “Screen”). Among various factors, these screening criteria seek to identify, for example, whether a company’s equal employment opportunity statement prohibits discrimination based on sexual orientation and gender identity, and/or whether the company offers health benefits to same-sex partners or spouses of employees.

●	As a secondary consideration, the team utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (ESG) practices. Specifically, the team evaluates the materiality of ESG exposures for companies in the strategy universe, benchmarks exposures against industry peers, and lastly integrates exposures into the team’s valuation process. The Adviser may also conduct a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector.

●	Through a combination of proprietary quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the financial strength and capital appreciation opportunity of candidate companies.

●	The team researches companies in which the historical consistency and fundamental improvement in free cash flow appear sustainable. The team seeks to develop an understanding of the economics of the business and sustainability of a company’s competitive advantage.

●	With respect to portfolio structure, the team seeks to achieve a balance between risk-adjusted total return opportunity and down-market capital preservation without regard to sector weighting limitations.

●	Stocks may be sold when business fundamentals have changed, ESG practices deteriorate, the stock no longer meets the Screen or the stock price has achieved the team’s valuation target. The stock may also be sold if better relative investment opportunities have been identified.

SEGALL BRYANT & HAMILL WORKPLACE EQUALITY FUND

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

●	Sector Focus Risk: The Fund may, for finite periods and from time to time, focus its investments in companies that are in a single sector or related sector, due to reasons such as a rebalancing or reconstitution of a benchmark index. Focusing investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

●	Information Technology Sector Risk: The Fund may invest a significant portion of its assets in the information technology sector, and therefore the Fund’s performance could be negatively impacted by events affecting this sector. Companies in the rapidly changing field of information technology face special risks. Additionally, companies in this field are dependent upon consumer and business acceptance as new technologies evolve. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.

SEGALL BRYANT & HAMILL WORKPLACE EQUALITY FUND

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five, and ten years for both the Retail Class and for the Institutional Class compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Please note that for the longer term performance numbers, prior to April 29, 2016 the Fund was known as the Westcore Growth Fund, prior to April 30, 2018, the Fund was known as the Westcore Large Cap Dividend Fund, and prior to May 1, 2019 the Fund was known as the Segall Bryant & Hamill Large Cap Dividend.

Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Retail Class – Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2020 17.12%	Lowest Quarterly Return: 3/31/2020 (23.26)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2022)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After -tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Workplace Equality Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(21.11)%	5.87%	8.65%
Return After Taxes on Distributions	(21.29)%	4.46%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	(12.37)%	4.40%	5.77%
Institutional Class
Return Before Taxes	(20.95)%	6.03%	8.86%
Russell 1000® Index
(reflects no deduction for fees, expenses or taxes)	(19.13)%	9.13%	12.37%

SEGALL BRYANT & HAMILL WORKPLACE EQUALITY FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Suresh Rajagopal, CFA
Director All/Mid Cap Strategies – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	July 23, 2020

William J. Barritt, CFA
Equity Analyst – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	July 23, 2020

John N. Roberts, Esq.
Senior Portfolio Manager – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	May 1, 2019

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392 -2673, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.